UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 16, 2013

Alteva, Inc.

(Exact name of registrant as specified in its charter)

New York	1-35724	14-1160510
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

401 Market Street, Philadelphia, Pennsylvania	19106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  877-258-3722

Warwick Valley Telephone Company

47 Main Street

Warwick, New York 10990

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2013, the shareholders of Alteva, Inc. (the “Company”) approved an amendment to the Company’s Certificate of Incorporation to change the Company’s name from Warwick Valley Telephone Company to Alteva, Inc.  Also on May 16, 2013, the Company’s Board of Directors approved an amendment to the Company’s By-laws changing the Company’s principal office from Warwick, New York to Philadelphia, Pennsylvania.  The Certificate of Amendment of the Company’s Certificate of Incorporation and the Company’s Amended and Restated By-laws are attached as Exhibits 3.1 and 3.2 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s 2013 Annual Meeting of Shareholders, held on Wednesday, May 16, 2013, the Company’s shareholders voted on the matters brought before the meeting as described below.

		Votes For	Votes Against	Abstain	Broker Non- Votes

Proposal I	To fix the number of directors at six until the next annual meeting of shareholders.	4,894,730	101,479	86,938	0

		Votes For	Authority Withheld	Broker Non- Votes
Proposal II	Election of directors:
	Jeffrey D. Alario	2,447,873	766,638	1,868,636
	Douglas B. Benedict	2,447,883	766,628	1,868,636
	Kelly C. Bloss	3,034,805	179,706	1,868,636
	David J. Cuthbert	3,053,351	161,160	1,868,636
	Robert J. DeValentino	2,455,256	759,255	1,868,636

		Votes For	Votes Against	Abstain	Broker Non- Votes

Proposal III	To approve an amendment to the Company’s Certificate of Incorporation to change the Company’s name to Alteva, Inc.	4,671,345	390,698	21,104	0

		Votes For	Votes Against	Abstain	Broker Non- Votes

Proposal IV	To approve the Warwick Valley Telephone Company 2013 Employee Stock Purchase Plan	3,025,464	167,085	21,962	1,868,636

		Votes For	Votes Against	Abstain	Broker Non- Votes

Proposal V	To approve, on an advisory basis, the compensation of the Company’s named executive officers.	2,867,592	288,587	58,342	1,868,636

		Votes For	Votes Against	Abstain	Broker Non- Votes

Proposal VI	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.	4,969,849	100,257	13,041	0

Item 8.01 Other Events.

At the Company’s Annual Organizational Meeting, held on the day of the Annual Meeting, the Company’s Board of Directors elected the following persons to the positions set forth opposite their names:

Robert J. DeValentino	Chairman of the Board

David J. Cuthbert	President and Chief Executive Officer
Brian H. Callahan	Executive Vice President, Chief Financial Officer and Treasurer
Jennifer M. Brown	Executive Vice President, Chief Administrative Officer and Corporate Secretary

Also, at the Company’s Annual Organizational Meeting, the following committee assignments were approved:

Governance & Nominating Committee	Kelly C. Bloss-Chair
Robert J. DeValentino
Douglas B. Benedict

Audit Committee	Jeffrey D. Alario-Chair
Douglas B. Benedict
Robert J. DeValentino

Compensation Committee	Douglas B. Benedict-Chair
Kelly C. Bloss
Jeffrey D. Alario

Item 9.01                               Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
3.01	Certificate of Amendment of the Certificate of Incorporation of Warwick Valley Telephone Company dated, May 16, 2013.

3.02	Amended and Restated By-laws of Alteva, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTEVA, INC.

Date: May 22, 2013	By:	/s/ Jennifer M. Brown
	Name:	Jennifer M. Brown
	Title:	Executive Vice President, Chief Administrative Officer and Corporate Secretary

Exhibit Index

Exhibit No.	Description
3.01	Certificate of Amendment of the Certificate of Incorporation of Warwick Valley Telephone Company dated, May 16, 2013.

3.02	Amended and Restated By-laws of Alteva, Inc.